May 8, 2008

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS CALIFORNIA AMT-FREE MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY & AGENCY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT

Supplement to Combined Statement of Additional Information dated March 31, 2008

     Dreyfus New York AMT-Free Municipal Cash Management (the “NY AMT-Free Fund”) currently is not offered to investors. This Combined Statement of Additional Information, as it relates to the NY AMT-Free Fund, is to be used only in connection with the Combined Prospectus/Proxy Statement sent to shareholders of BNY Hamilton New York AMT-Free Municipal Money Fund, a series of BNY Hamilton Funds, Inc., in respect of the proposed reorganization of that fund.

     The following information supersedes and replaces any contrary information contained in the Combined Statement of Additional Information.

     Each fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.